Other operating income and expenses (Tables)	12 Months Ended
Dec. 31, 2018
Other operating income and expenses (Tables) [Abstract]
Breakdown of Other operating income (expense)

The breakdown of "Other operating income (expense)" is as follows:

Thousand of reais	2018	2017	2016

Other operating income (1)	556,715	896,279	690,310
Other operating expense (1)	(1,281,764)	(1,259,338)	(1,067,560)
Contributions to the Guarantee of Credit Fund - FGC	(330,801)	(308,954)	(247,321)
Total	(1,055,850)	(672,013)	(624,571)

(1) On December 31, 2018, it consists mainly of Data Processing Expenses in the balance of R$ 67,724 (2017 - 73,664 and 2016 - R$ 61,186), Services Expenses in balance of R$ 26,852 (2017 - revenue of R$ 87,199 and 2016 - R$ 74,322), Indemnity Funds for Benefit - FGB R$ 34,996 (2017 - 5,334 and 2016 - R$ 172,699), Interest on Capital Income R$ 38,006 (2017 - 20,826 and 2016 - R$ 305) and Recovery of Charges and Expenses R$ 92,408 (2017 - 89,409 and 2016 - 72,360).